FIRST AMERICAN INVESTMENT FUNDS, INC.

                              High Yield Bond Fund

                       Class C Shares -- Limited Promotion

                        Supplement Dated August 30, 2001
                      To Prospectus Dated August 30, 2001

THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED AUGUST 30, 2001. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548.

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Effective August 30, 2001, First American Investment Funds, Inc. will offer
Class C shares of the First American High Yield Bond Fund (High Yield Bond Fund) at net asset value (without a front-end sales charge) to U.S. Bancorp Piper Jaffray Inc. Investment Professional investors who are purchasing shares of the High Yield Bond Fund upon redemption of shares from unaffiliated fund families. This promotion is not available to investors exchanging their shares into High Yield Bond Fund from other First American funds (with the exception of exchanges from other First American fund Class C shares, which are always available to be exchanged at net asset value) or Firstar funds. Shares of the High Yield Bond Fund purchased under this promotion will carry the standard 1.00% contingent deferred sales charge (back-end sales load) for a period of 18 months from the date of purchase.

High Yield Bond Fund's distributor will continue to receive 12b-1 shareholder servicing fees out of the fund's assets and to pay these fees (equal to 0.25% of the fund's average daily net assets annually) to brokers, participating institutions and "one stop" mutual fund networks for providing ongoing services to shareholder accounts. A portion of this compensation will be passed along to the investment professionals.

This promotion is expected to continue through September 30, 2001. However, it may be discontinued at any time without prior notification. To verify whether the promotion is still in effect, you may call Investor Services at 1-800-637-2548.